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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549



                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported): September 3, 2003




                              Aeropostale, Inc.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         Delaware                       001-31314                31-1443880
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
       incorporation)                                        Identification No.)



              1372 Broadway, 8th Floor, New York, New York 10018
         (Address of Principal Executive Offices, including Zip Code)



                                (646) 485-5398
             (Registrant's Telephone Number, Including Area Code)



                                Not applicable
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (c) Exhibits

            Exhibit No.               Description

              99.1         Press Release dated September 3, 2003

ITEM 9.    Regulation FD Disclosure.

           On September 3, 2003 Aeropostale, Inc. (the "Company") issued a press release announcing the Company's August 2003 sales results. A copy of this press release is attached hereto as Exhibit 99.1.






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                                  SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   Aeropostale, Inc.


                                   /s/  Michael J. Cunningham
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                                   Michael J. Cunningham
                                   Senior Vice President-Chief Financial Officer


Dated: September 3, 2003






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